Exhibit 10.1

Execution Version
FIRST AMENDMENT TO FOURTH AMENDMENT AND LIMITED WAIVER TO LOAN AND
SECURITY AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDMENT AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 20, 2020 (the “Amendment Effective Date”), is made by and among Apollo Endosurgery, Inc., a Delaware corporation (“Parent”), Apollo Endosurgery US, Inc., a Delaware corporation (“Apollo Endo”), Apollo Endosurgery International LLC, a Delaware limited liability company (“Apollo International”), Lpath Therapeutics Inc., a Delaware corporation (“Lpath”; together with Parent, Apollo Endo and Apollo International, individually and collectively, jointly and severally, “Borrower”), Solar Capital Ltd., a Maryland corporation (“Solar”), in its capacity as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

The Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of March 15, 2019 (as amended, by that certain First Amendment to Loan and Security Agreement, dated as of June 20, 2019, Second Amendment to Loan and Security Agreement, dated as of August 7, 2019, Third Amendment to Loan and Security Agreement, Waiver and First Amendment to Fee Letter, dated as of October 25, 2019, Fourth Amendment and Limited Waiver to Loan and Security Agreement dated as of March 16, 2020 (the “Fourth Amendment”) and as further amended restated, modified or supplemented from time to time, the “Loan and Security Agreement”).

The Borrower, Collateral Agent and the Lenders agree to certain amendments to the Fourth Amendment.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement. In addition, the following definition shall also apply in this Amendment:

“UK Debenture” means that certain English-law Debenture dated June 4, 2019 between Apollo UK and the Collateral Agent.

(b) Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2  Amendments to the Fourth Amendment.

(i) New Definitions. The following definition is hereby added to Section 3(a)(ii) of the Fourth Amendent in its proper alphabetical order:

“Second Draw Conditions” are satisfaction of each of the following: (a) no Event of Default has occurred and is continuing and (b) Borrower has maintained complete compliance with the covenants set forth in Section 7.13(a) and Section 7.13(b) at all times through and including June 30, 2020.

(ii) Section 3(a)(viii)(2) of the Fourth Amendment is hereby deleted in its entirety and replaced with the following:

“(2) Subclause (ii) thereof is amended and restated in its entirety as follows:

US-DOCS\113444263.10
222575087 v3

(ii) Subject to satisfaction of the Second Draw Conditions and the other terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on July 31, 2020 in an aggregate principal amount of Ten Million Dollars ($10,000,000) according to each Lender’s Term B Loan Commitment Percentage as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans). After repayment, no Term B Loan may be re-borrowed.”

SECTION 3  Miscellaneous.

(a) UK Security Confirmation. Apollo UK acknowledges and confirms that the Supplemental Security Documents (as defined in the Fourth Amendment) executed by it will on and from the date hereof continue in full force and effect and continue to secure the Secured Obligations (as defined in the UK Debenture) including, without limitation, under or in connection with the Loan Documents including the Loan and Security Agreement as amended as amended by this Amendment.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(c) Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

2
US-DOCS\113444263.10
222575087 v3

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

APOLLO ENDOSURGERY, INC.	APOLLO ENDOSURGERY INTERNATIONAL, LLC

By /s/ Stefanie Cavanaugh	By /s/ Stefanie Cavanaugh
Name: Stefanie Cavanaugh	Name: Stefanie Cavanaugh
Title: Chief Financial Officer	Title: Chief Financial Officer

APOLLO ENDOSURGERY US, INC.	LPATH THERAPEUTICS INC.

By /s/ Stefanie Cavanaugh	By /s/ Stefanie Cavanaugh
Name: Stefanie Cavanaugh	Name: Stefanie Cavanaugh
Title: Chief Financial Officer	Title: Chief Financial Officer

[Signature Page to Amendment to Fourth Amendment to Loan and Security Agreement (Apollo Endo/Solar)]
US-DOCS\113444263.10
222575087 v3

GUARANTOR:

APOLLO ENDOSURGERY UK LTD

By /s/ Stefanie Cavanaugh
Name: Stefanie Cavanaugh
Title: Chief Financial Officer

[Signature Page to Amendment to Fourth Amendment to Loan and Security Agreement (Apollo Endo/Solar)]
US-DOCS\113444263.10
222575087 v3

GUARANTOR:

APOLLO ENDOSURGERY COSTA RICA S.R.L.

By /s/ Stefanie Cavanaugh
Name: Stefanie Cavanaugh
Title: Chief Financial Officer

STATE OF ) Texas
              ) ss.
COUNTY OF ) Travis

On March 20, 2020, before me, the undersigned Notary Public, personally appeared Stefanie Cavanaugh
(name of signer), personally known to me or proved to me on the basis of satisfactory evidence of identification, which were (license), to be the person(s) whose name is signed on the preceding or attached document, and acknowledge to me that he/she/they signed it voluntarily and for its stated purpose.

WITNESS my hand and official seal.
SEAL
/s/ Margaret Rose Keller
________________________________
Notary Public in and for said State

[Signature Page to Amendment to Fourth Amendment to Loan and Security Agreement (Apollo Endo/Solar)]
US-DOCS\113444263.10
222575087 v3

COLLATERAL AGENT:

SOLAR CAPITAL LTD.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to Amendment to Fourth Amendment to Loan and Security Agreement (Apollo Endo/Solar)]
US-DOCS\113444263.10
222575087 v3

LENDER:

SOLAR CAPITAL LTD.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV LLC

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP SF DEBT FUND L.P.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to Amendment to Fourth Amendment to Loan and Security Agreement (Apollo Endo/Solar)]
US-DOCS\113444263.10
222575087 v3

Execution Version
FOURTH AMENDMENT AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT
THIS FOURTH AMENDMENT AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 16, 2020 (the “Amendment Effective Date”), is made by and among Apollo Endosurgery, Inc., a Delaware corporation (“Parent”), Apollo Endosurgery US, Inc., a Delaware corporation (“Apollo Endo”), Apollo Endosurgery International LLC, a Delaware limited liability company (“Apollo International”), Lpath Therapeutics Inc., a Delaware corporation (“Lpath”; together with Parent, Apollo Endo and Apollo International, individually and collectively, jointly and severally, “Borrower”), Solar Capital Ltd., a Maryland corporation (“Solar”), in its capacity as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).
The Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of March 15, 2019 (as amended, by that certain First Amendment to Loan and Security Agreement, dated as of June 20, 2019, Second Amendment to Loan and Security Agreement, dated as of August 7, 2019, Third Amendment to Loan and Security Agreement, Waiver and First Amendment to Fee Letter, dated as of October 25, 2019 and as further amended restated, modified or supplemented from time to time, the “Loan and Security Agreement”).
The Borrower has informed Collateral Agent that it may be unable, for the fiscal year ended December 31, 2019 (the “Specified Period”), to comply with the requirement contained in Section 6.2(a)(iii) (the “Financial Statement Covenant”) of the Loan and Security Agreement to deliver audited consolidated financial statements that are not subject to any “going concern” or like qualification or exception, which inability to so comply, unless waived by Collateral Agent, would constitute an Event of Default under Section 8.2(a) of the Loan and Security Agreement.
The Borrower has requested that Collateral Agent and the Lenders (i) waive the Borrower’s compliance with the Financial Statement Covenant for the Specified Period and (ii) agree to certain amendments to the Loan and Security Agreement. Collateral Agent and the Lenders have agreed to such requests, subject to the terms and conditions hereof.
Accordingly, the parties hereto agree as follows:
SECTION 1.Definitions; Interpretation.
(a)Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2.Limited Waiver.
(a)Subject to the terms of this Amendment, Collateral Agent and the Lenders hereby waive the Borrower’s compliance with the Financial Statement Covenant for the Specified Period. Collateral Agent’s and the Lenders’ waiver of the Borrower’s compliance with the Financial Statement Covenant shall apply only to the Specified Period.
(b)Collateral Agent’s and the Lenders’ agreement to waive the Borrower’s compliance with the Financial Statement Covenant (i) in no way shall be deemed an agreement by Collateral Agent or the Lenders to waive the Loan Parties’ compliance with the Financial Statement Covenant as of all other dates, (ii) shall not limit or impair Collateral Agent’s or the Lenders’ rights to demand strict performance of all other covenants as of all other dates and (iii) shall not limit or impair Collateral Agent’s or the Lenders’ right to demand strict performance of all other covenants as of any date.

US-DOCS\113444263.10

(c)The waiver set forth in this Section 2 is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which Collateral Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.
SECTION 3.Amendments to the Loan and Security Agreement.
(a)The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)Definitions Chart. The chart of definitions in Section 1.4 is amended as follows:
(1)“Term Loan” is defined in Section 2.2(a)(iii).
(2)A new line for “Term C Loan” is added, which is defined in Section 2.2(a)(iii).
(ii)New Definitions. The following definitions are hereby added to Section 1.4 in their proper alphabetical order:
“Fourth Amendment Effective Date” means March 16, 2020.
“Second Draw Conditions” are satisfaction of each of the following: (a) no Event of Default has occurred and is continuing and (b) Borrower has maintained complete compliance with the covenants set forth in Section 7.13(a) and Section 7.13(b) at all times through and including June 30, 2020.
(iii)The definition of “Amortization Date” is hereby amended and restated in its entirety as follows:
“Amortization Date” is July 1, 2021; provided that if the Interest Only Extension Conditions are not satisfied as of December 31, 2020, then the Amortization Date is March 1, 2021.
(iv)The definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:
““Applicable Rate” means (a) 7.50% plus (b) the greater of (A) the London Interbank Offered Rate per annum published by the Intercontinental Exchange Benchmark Administration Ltd. (the “Service”) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, as determined by Collateral Agent) for a term of one month, which determination by Collateral Agent shall be conclusive in the absence of manifest error; provided that if, at any time, Lenders notify Collateral Agent that Lenders have determined that (x) Lenders are unable to determine or ascertain such rate, (y) the applicable regulator has made public statements to the effect that the rate published by the Service is no longer used for determining interest rates for loans or (z) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars in the applicable amounts or for the relative maturities are not being offered for such period, then the Applicable Rate shall be equal to an alternate benchmark rate and spread agreed between Collateral Agent and Borrower (which may include SOFR, to the extent publicly available quotes of SOFR exist at the relevant time), giving due consideration to (i) market convention or (ii) selection, endorsement or recommendation by a Relevant Governmental Body, which alternative benchmark rate and spread shall be binding unless the Required Lenders object within five (5) days following notification of such amendment, and (B) 1.35575%.”
(v)The definition of “Interest Only Extension Conditions” is hereby amended and restated in its entirety as follows:

US-DOCS\113444263.10
221467570 v3

“Interest Only Extension Conditions” are satisfaction of each of the following: (a) no default or Event of Default shall have occurred and is continuing and (b) on or before December 31, 2020, Borrower shall have provided evidence to Collateral Agent satisfactory to Collateral Agent in its reasonable discretion that Borrower has achieved Specified Product Revenues for the fiscal quarter ending December 31, 2020 of greater than or equal to Twenty-Six Million Nine Hundred Thousand Dollars ($26,900,000) on a trailing six-month basis.
(vi)The definition of “Qualified Cash Amount” is hereby amended and restated in its entirety as follows:
“Qualified Cash Amount” means Twelve Million Five Hundred Thousand Dollars ($12,500,000).
(vii)The definition of “Second Draw Period” is hereby deleted in its entirety.
(viii)Section 2.2(a) is hereby amended as follows:
(1)Subclause (i) thereof is amended by amending and restating the last sentence thereof in its entirety as follows:
“After repayment, no Term A Loan may be re-borrowed.”
(2)Subclause (ii) thereof is amended and restated in its entirety as follows:
“(ii) Subject to satisfaction of the Second Draw Conditions and other terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on July 31, 2020 in an aggregate principal amount of Ten Million Dollars ($10,000,000) according to each Lender’s Term B Loan Commitment Percentage as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans). After repayment, no Term B Loan may be re-borrowed.”
(3)A new subclause (iii) is added immediately after subclause (ii) thereof, which new subclause (iii) shall read in its entirety as follows:
“(iii) Subject to the terms and conditions of this Agreement and conditioned on approval by each Lender’s credit committee in its sole discretion, the Lenders agree, severally and not jointly, to make term loans to Borrower from and after the Fourth Amendment Effective Date in an aggregate principal amount of Five Million Dollars ($5,000,000) according to each Lender’s Term C Commitment Percentage as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans” ”; each Term A Loan, Term B Loan and Term C Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, the Term B Loans and the Term C Loans are hereinafter referred to collectively as the “Term Loans”). After repayment, no Term C Loan may be re-borrowed.”
(ix)Section 2.2(c) is hereby amended by adding the following text immediately after the first sentence thereof:
“In the event that Specified Product Revenues for the trailing six month period ending December 31, 2020, is less than Twenty-Six Million Nine Hundred Thousand Dollars ($26,900,000), Borrower shall, on or before April 1, 2021, prepay the outstanding principal of the Term Loans to each Lender in accordance with its Pro Rata Share in an amount equal to (i) Ten Million Dollars ($10,000,000) of outstanding principal of the Term Loans, plus accrued and unpaid interest thereon through such prepayment date, (ii) any fees payable under the Fee Letter by reason of such

US-DOCS\113444263.10
221467570 v3

prepayment, (iii) the Prepayment Premium, plus (iv) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.”
(x)Article 6 of the Loan and Security Agreement is hereby amended by adding the following new Section 6.13 immediately after Section 6.12 thereof, which Section 6.13 shall read in its entirety as follows:
“6.13. Equity Event. Borrower shall receive, after the Fourth Amendment Effective Date and on or before August 15, 2020, unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) net cash proceeds of not less than Fifteen Million Dollars ($15,000,000) from one or more bona fide equity financings and/or Subordinated Debt, in each case subject to reasonable verification by Collateral Agent (including supporting documentation reasonably requested by Collateral Agent).”
(xi)Section 7.13(b) is hereby amended by amending and restating Section 7.13(b) in its entirety as follows:
(b) Minimum Specified Product Revenue. Permit Specified Product Revenue, measured on a trailing six-month basis on the last day of each month, to be lower than the following:

Month-End	Specified Product Revenue
January 2020	$19,628,818
February 2020	$20,006,809
March 2020	$22,100,000
April 2020	$20,036,421
May 2020	$19,319,545
June 2020	$22,500,000
July 2020	$22,654,434
August 2020	$22,625,123
September 2020	$23,000,000
October 2020	$22,719,042
November 2020	$22,843,597
December 2020	$23,500,000
January 2021 and thereafter	80% of projected Specified Product Revenue in accordance with an annual plan submitted by Borrower to Lenders pursuant to Section 6.2(a)(iv), such plan to be approved by Borrower’s board of directors and by Agent and Lenders in writing

(xii)Section 8.2(a) of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:
“(a) Any Loan Party or any of its Subsidiaries fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes), 6.5 (Insurance),

US-DOCS\113444263.10
221467570 v3

6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.9 (Landlord Waivers; Bailee Waivers), 6.10 (Creation/Acquisition of Subsidiaries), 6.13 (Equity Event) or such Loan Party or any such Subsidiary violates any provision in Section 7; or”.
(b)Amendment to Schedule 1.1 to the Loan and Security Agreement. Schedule 1.1 to the Loan and Security Agreement is hereby amended and restated in its entirety and replaced with Schedule 1.1 hereto.
(c)References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 4.Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)Fees and Expenses. The Borrower shall have paid (i) an amendment fee of Seventy-Five Thousand Dollars ($75,000), which shall be deemed fully earned and non-refundable upon payment, (ii) all invoiced costs and expenses then due in accordance with Section 6(e), and (iii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.
(b)This Amendment. Collateral Agent shall have received this Amendment, executed by the Borrower.
(c)Legal Opinion. Collateral Agent shall have received a duly executed legal opinion of Cooley LLP, counsel to Borrower, dated as of the Amendment Effective Date.
(d)UK Security Documents. Collateral Agent shall have received:
(i)duly executed copies of (a) a supplemental security deed in respect of that certain English-law Debenture dated 4 June 2019 between Apollo UK and Collateral Agent; and (b) a supplemental security deed in respect of that certain English-law Share Charge dated 4 June 2019 between Apollo Endo and Collateral Agent (the “Supplemental Security Documents”);
(ii)a copy of the “PSC Register” (within the meaning of section 790C(10) of the Companies Act 2006) of Apollo UK; together with confirmation from a director of Apollo UK (i) that “no warning notice” or “restrictions notice” (in each case as defined in Schedule 1B of the Companies Act 2006) has been issued in respect of the Apollo UK shares pledged as Collateral and no circumstances exist at the time of such confirmation which allow such notice to be issued; or (ii) that Apollo UK is not required to comply with Part 21A of the Companies Act 2006;
(iii)copies of the articles of association and certificate of incorporation of Apollo UK;
(iv)resolutions adopted by Apollo UK’s board of directors for the purpose of approving the transactions contemplated by the Supplemental Security Documents;
(v)resolutions adopted by the sole shareholder of Apollo UK for the purpose of approving the transactions contemplated by the Supplemental Security Documents;
(vi)a copy of the specimen signature of each person authorized by the resolutions delivered pursuant to Section 4(d)(iv) of this Amendment;
(vii)certificates (as customary in the jurisdiction of Apollo UK and containing specimen signatures) of a director confirming that guaranteeing or securing the Loans would not cause any guaranteeing or similar limit binding on Apollo UK to be exceeded and certifying that each copy document relating to it specified in Section 4(d)(ii)-(vi) are correct, complete and in full force and effect and has not been amended or superseded as at such date;

US-DOCS\113444263.10
221467570 v3

(viii)an English law legal opinion of English law counsel regarding only the capacity and due execution of Apollo UK to enter into the Supplemental Security Documents, addressed to the Loan Parties and dated as of the same date as the Supplemental Security Documents, in form and substance reasonably satisfactory to Collateral Agent; and
(ix)such other documents as Collateral Agent may reasonably request.
(e)Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)The representations and warranties contained in Section 5 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and
(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 5.Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Collateral Agent on the Amendment Effective Date remains true and correct. For the purposes of this Section 5, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).
SECTION 6.Miscellaneous.
(a)Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and (other than in relation to the UK Security Documents) are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof.
(b)Conditions. For purposes of determining compliance with the conditions specified in Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.
(c)Release. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all

US-DOCS\113444263.10
221467570 v3

demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(d)No Reliance. The Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)Costs and Expenses. The Borrower agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced on or prior to the Amendment Effective Date), the reasonable out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.
(f)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(g)Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES that would result in the application of any laws other than the laws OF the State of New York), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.
(h)Complete Agreement; Amendments; Exit Fee Agreement. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. For the avoidance of doubt and notwithstanding anything to the contrary in this Amendment, Borrower (a) reaffirms its obligations under the Exit Fee Agreement, including without limitation its obligation to pay the Exit Fee (as defined in the Exit Fee Agreement) if and when due thereunder, and (b) agrees that the defined term “Loan Agreement” as defined in the Exit Fee Agreement shall on and after the Amendment Effective Date mean the Loan and Security Agreement as amended by this Amendment and as may be amended, restated or modified from time to time on or after the Amendment Effective Date.
(i)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(j)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

US-DOCS\113444263.10
221467570 v3

(k)Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
[Balance of Page Intentionally Left Blank; Signature Pages Follow]

US-DOCS\113444263.10
221467570 v3

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

APOLLO ENDOSURGERY, INC.	APOLLO ENDOSURGERY INTERNATIONAL, LLC

By /s/ Stefanie Cavanaugh	By /s/ Stefanie Cavanaugh
Name: Stefanie Cavanaugh	Name: Stefanie Cavanaugh
Title: Chief Financial Officer	Title: Chief Financial Officer

APOLLO ENDOSURGERY US, INC.	LPATH THERAPEUTICS INC.

By /s/ Stefanie Cavanaugh	By /s/ Stefanie Cavanaugh
Name: Stefanie Cavanaugh	Name: Stefanie Cavanaugh
Title: Chief Financial Officer	Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Loan and Security Agreement (Apollo Endo/Solar)]
US-DOCS\113444263.10
221467570 v3

GUARANTOR:

APOLLO ENDOSURGERY UK LTD

By /s/ Stefanie Cavanaugh
Name: Stefanie Cavanaugh
Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Loan and Security Agreement (Apollo Endo/Solar)]
US-DOCS\113444263.10
221467570 v3

GUARANTOR:

APOLLO ENDOSURGERY COSTA RICA S.R.L.

By /s/ Stefanie Cavanaugh
Name: Stefanie Cavanaugh
Title: Chief Financial Officer

STATE OF ) Texas
              ) ss.
COUNTY OF ) Travis

On March 13, 2020, before me, the undersigned Notary Public, personally appeared Stefanie Cavanaugh
(name of signer), personally known to me or proved to me on the basis of satisfactory evidence of identification, which were (license), to be the person(s) whose name is signed on the preceding or attached document, and acknowledge to me that he/she/they signed it voluntarily and for its stated purpose.

WITNESS my hand and official seal.
SEAL
/s/ Margaret Rose Keller
________________________________
Notary Public in and for said State

[Signature Page to Fourth Amendment to Loan and Security Agreement (Apollo Endo/Solar)]
US-DOCS\113444263.10
221467570 v3

COLLATERAL AGENT:

SOLAR CAPITAL LTD.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Security Agreement (Apollo Endo/Solar)]
US-DOCS\113444263.10
221467570 v3

LENDER:

SOLAR CAPITAL LTD.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV LLC

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP SF DEBT FUND L.P.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Security Agreement (Apollo Endo/Solar)]
US-DOCS\113444263.10
221467570 v3

SCHEDULE 1.1
Lenders and Commitments

	Term A Loans
Lender	Term Loan Commitment	Commitment Percentage
SOLAR CAPITAL LTD.	$20,491,579.00	58.55%
SCP PRIVATE CREDIT INCOME FUND SPV LLC	$5,329,825.00	15.23%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$4,003,509.00	11.44%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$3,173,333.00	9.07%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$2,001,754.00	5.72%
TOTAL	$35,000,000	100.00%

Term B Loans
	Term Loan Commitment	Commitment Percentage
SOLAR CAPITAL LTD.	$5,854,736.00	58.55%
SCP PRIVATE CREDIT INCOME FUND SPV LLC	$1,522,807.00	15.23%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$1,143,860.00	11.44%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$906,667.00	9.07%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$571,930.00	5.72%
TOTAL	$10,000,000	100.00%

Term C Loans
	Term Loan Commitment	Commitment Percentage
SOLAR CAPITAL LTD.	$2,927,368.00	58.55%
SCP PRIVATE CREDIT INCOME FUND SPV LLC	$761,404.00	15.23%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$571,930.00	11.44%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$453,333.00	9.07%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$285,965.00	5.72%
TOTAL	$5,000,000	100.00%

US-DOCS\113444263.10
221467570 v3

Aggregate (all Term Loans)
	Term Loan Amount	Commitment Percentage
SOLAR CAPITAL LTD.	$29,273,683.00	58.55%
SCP PRIVATE CREDIT INCOME FUND SPV LLC	$7,614,036.00	15.23%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$5,719,299.00	11.44%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$4,533,333.00	9.07%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$2,859,649.00	5.72%
TOTAL	$50,000,000	100.00%

US-DOCS\113444263.10
221467570 v3